WILLIAM BLAIR FUNDS

SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2008

The information below supplements the prospectuses for Class N and Class I Shares of the William Blair Tax-Managed Growth Fund.

The Tax-Managed Growth Fund (the “Fund”) is closed to new investors.

Upon the recommendation of William Blair & Company, L.L.C., the Board of Trustees determined that it was in the best interests of Fund to redeem all the shares of the Fund outstanding on March 20, 2009, and then to terminate the Fund.  Prior to March 20, 2009, shareholders of the Fund may redeem their shares or exchange their shares for shares of another William Blair Fund.  Any shares of the Fund that have not been redeemed or exchanged prior to March 20, 2009 will be redeemed automatically at their net asset value per share on that date.  The redemption or exchange of shares will be a taxable event for shareholders with the exception of those participating in a Roth IRA or other qualified retirement vehicle.  Any redemption fees resulting from the liquidation will be waived.

Dated:  February 24, 2009

WILLIAM BLAIR FUNDS
222 West Adams Street
Chicago, Illinois  60606